Exhibit 10(h)(v)

FIRST AMENDMENT TO APPENDIX F TO THE
NORTHROP GRUMMAN SUPPLEMENTAL PLAN 2
CPC SUPPLEMENTAL EXECUTIVE RETIREMENT PROGRAM

This amendment to Appendix F to the Northrop Grumman Supplemental Plan 2, CPC Supplemental Executive Retirement Program (the "Program"), amended and restated effective as of January 1, 2012, is intended to merge the Program into the Northrop Grumman Master Inactive Nonqualified Plan.

This amendment is effective as of midnight on December 30, 2019 and adds a second introductory paragraph before Section F.O I to read as follows:

"The Program was merged into the Northrop Grumman Master Inactive Nonqualified Plan as a Component Plan effective as of December 31, 2019. Notwithstanding the foregoing, cross-references within the Program to the Northrop Grumman Supplemental Plan 2 (the "Plan") or other referenced plan continue to apply for purposes of determining the amount and form and timing of benefits that accrued under the Program."

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IN WITNESS WHEREOF, this Amendment is adopted and executed by the undersigned duly authorized officer on the 17th day of December, 2019.

NORTHROP GRUMMAN CORPORATION

By: /s/ Ann Addison
Ann Addison
Corporate Vice President & Chief Human Resources Officer